SECOND AMENDMENT TO AMENDED AND RESTATED SECURED
                                 LOAN AGREEMENT


           THIS SECOND AMENDMENT TO AMENDED AND RESTATED SECURED LOAN AGREEMENT (the "AMENDMENT"), dated as of August 23, 1997, is among HILITE INDUSTRIES, INC., a Delaware corporation ("BORROWER"), NORTH AMERICAN SPRING & STAMPING CORP. (DELAWARE), a Delaware corporation ("GUARANTOR") and COMERICA BANK-TEXAS, a Texas banking association ("LENDER").

                                    RECITALS:

           Borrower and Lender have entered into that certain Amended and Restated Secured Loan Agreement dated as of July 21, 1995, as amended by that certain First Amendment to Amended and Restated Secured Loan Agreement effective as of June 30, 1997 (such Loan Agreement, as heretofore or hereafter amended or otherwise modified from time to time, the "AGREEMENT").

           Borrower and Lender desire to amend the Agreement.

           NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

           Section 1.1. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                    AMENDMENT


           Section 2.1. AMENDMENT TO SECTION 1.1. Effective as of the date hereof, SECTION 1.1 of the Agreement is hereby amended as follows:

           (a) by deleting the reference to  "$10,000,000"  in the definition of
           "Revolving  Credit  Commitment  Amount"  and  substituting   therefor
           "$12,000,000"; and



SECOND AMENDMENT TO LOAN AGREEMENT - Page 1

           (b) by deleting the reference to "July 21, 1998" in the definition of "Termination Date" and substituting therefor "July 21, 1999."

           Section 2.2. AMENDMENT TO SECTION 10.10. Effective as of the date hereof, SECTION 10.10 is hereby amended by deleting the current address listed for the Bank for notice purposes and substituting therefor:

                     "If to Bank:         Comerica Bank-Texas
                                          P.O. Box 650282
                                          Mail Code 6528
                                          Dallas, Texas 75265-0282
                                          Attention: J. Michael Park

                     WITH A COPY TO:      Winstead, Sechrest & Minick, P.C.
                                          5400 Renaissance Tower
                                          1201 Elm Street
                                          Dallas, Texas  75270-2199
                                          Attention:  Joe T. Hyde, Esq."

           Section 2.3. REPLACEMENT OF EXHIBIT "C-1". EXHIBIT "C-1" of the Agreement is hereby deleted in its current form and replaced with EXHIBIT "C-1" attached hereto as ANNEX I.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

           The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

                     (a) The Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Lender:

                                 (1) AMENDED AND RESTATED REVOLVING CREDIT NOTE.
                      The Fourth Amended and Restated Revolving Credit Note, duly executed by the Borrower, in the original principal amount of $12,000,000.

                                 (2) COMMITMENT FEE. Payment of a commitment fee
                      in the amount of $10,000, in immediately available funds, which commitment fee is non-refundable and shall be deemed fully earned as of the date of the execution of this Amendment.

                                 (3) RATIFICATION OF GUARANTY. A Ratification of
                      Guaranty duly executed by North American Spring & Stamping Corp. (Delaware).


SECOND AMENDMENT TO LOAN AGREEMENT - Page 2

                                 (4) ADDITIONAL INFORMATION. The Lender shall have received such additional documents, instruments and information as the Lender or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                      (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

                      (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

                      (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Lender and its legal counsel, Winstead Sechrest & Minick P.C.


                                   ARTICLE IV

                       RATIFICATIONS AND OTHER AGREEMENTS

           Section 4.1. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of all other documents executed in connection with the Agreement are hereby ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby and all other documents executed in connection with the Agreement or this Amendment to which Borrower is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

           Section  4.2.   REPRESENTATIONS   AND  WARRANTIES.   Borrower  hereby
represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower or any of its properties is bound, (b) neither the articles of incorporation nor the bylaws of Borrower have been amended or revoked since the date of the Agreement and such articles of incorporation and bylaws are in full force and effect, (c) the representations and warranties contained in the Agreement, as amended hereby, and any other documents executed in connection therewith or herewith are true and correct on and as of the date hereof as though made on and as of the date hereof, (d) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (e) after giving effect to this Amendment, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.


SECOND AMENDMENT TO LOAN AGREEMENT - Page 3

                                    ARTICLE V

                                  MISCELLANEOUS

           Section 5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

           Section 5.2. REFERENCE TO AGREEMENT. Each of the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as amended hereby.

           Section 5.3. EXPENSES OF LENDER. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender's legal counsel.

           Section 5.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

           Section 5.5. APPLICABLE LAW. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

           Section 5.6. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, Pledgor and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

           Section 5.7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

           Section 5.8. EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any


SECOND AMENDMENT TO LOAN AGREEMENT - Page 4 obligated party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

           Section 5.9. HEADINGS. The headings,  captions, and arrangements used
in  this  Amendment  are  for   convenience   only  and  shall  not  affect  the
interpretation of this Amendment.

           Section 5.10. NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

           Section 5.11. ENTIRE AGREEMENT. THE AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE AGREEMENT OR THIS AMENDMENT REPRESENT THE FINAL AGREEMENTS AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

           Executed as of the date first written above.

                                              BORROWER:

                                              HILITE INDUSTRIES, INC.


                                              By: /s/ Daniel W. Brady
                                                 -----------------------
                                                 Name: Daniel W. Brady
                                                 Title:Chief Executive Officer


                                              LENDER:

                                              COMERICA BANK-TEXAS


                                              By: /s/ J. Michael Park
                                                 -----------------------
                                                  J. Michael Park
                                                  Vice President


DA972240513
082197 v3
316:3134-488


SECOND AMENDMENT TO LOAN AGREEMENT - Page 5

                                    Annex 1
                                    -------

                            REPLACEMENT EXHIBIT C-1

                                   EXHIBIT C-1



                FOURTH AMENDED AND RESTATED REVOLVING CREDIT NOTE

COMERICA Bank-Texas

$12,000,000.00                                               Dallas, Texas
                                                             August 23, 1997

           FOR VALUE RECEIVED, the undersigned promises to pay to the order of COMERICA BANK-TEXAS (the "BANK") at 1601 Elm Street, Dallas, Texas 75201, on the Termination Date, the principal sum or so much of the principal sum of Twelve Million and No/100ths Dollars ($12,000,000.00) as may from time to time have been advanced and be outstanding hereunder, plus all accrued but unpaid interest hereon.

           All capitalized terms used but not defined herein, shall have the meanings given to such terms in that certain Amended and Restated Secured Loan Agreement, dated July 21, 1995, between the undersigned and Bank (as amended, renewed, extended, modified and restated from time to time, the "AGREEMENT").

           Bank may disburse the principal of this Note to Borrower in one or more Revolving Loans from time to time, in accordance with the Agreement, so long as the outstanding principal balance hereof never at any time exceeds the lesser of (i) the Commitment Amount or (ii) the Borrowing Base in effect at such time. Borrower shall pay to Bank, on demand, any amount by which the aggregate unpaid principal amount of all Revolving Loans evidenced hereby exceeds the lesser of (i) the Commitment Amount or (ii) the Borrowing Base in effect at such time, together with all interest accrued and unpaid on the amount of such excess. This Note is a Master Note under which sums may or must be repaid from time to time and under which new Revolving Loans are to be made by Bank pursuant to the terms and conditions of the Agreement, and the books and records of Bank shall constitute the best evidence of the amount of the Indebtedness at any time owing hereunder. This Note is the "REVOLVING CREDIT NOTE" referred to in the Agreement, and is subject to the terms and provisions thereof, and the holder hereof is entitled to the benefits thereof and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise in respect thereof, all in accordance with the terms thereof.

           The unpaid principal amount of this Note shall bear interest (i) until maturity (whether by acceleration or otherwise) at all times during which there has not occurred or then exist an Event of Default, at a fluctuating rate per annum equal to the lesser of (a) the Applicable Rate or (b) the Legal Rate (as hereinafter defined); and (ii) after maturity, as well as at all times during which there has occurred or then exists an Event of Default, at a fluctuating rate per annum equal to the lesser of (a) three percent (3.0%) per annum above the Applicable Rate (the "DEFAULT RATE") or (b) the Legal Rate (the Applicable Rate and the Default Rate, whichever is in effect at any particular time, being hereinafter referred to as the "CONTRACT RATE"). Interest shall be payable to the extent accrued on the first (1st) day of each consecutive calendar month, beginning September 1, 1997, until maturity (whether by acceleration or otherwise) and from and after such maturity, on demand.

           The term "APPLICABLE RATE" shall mean (i) with respect to any Prime Rate Balance, a fluctuating per annum rate of interest equal to one-half of one percent below the Prime Rate and (ii) with respect to any LIBOR Balance, a per annum rate of interest equal to one and one-quarter of one percent above the LIBOR Rate. Each determination by Bank of the LIBOR Rate or Prime Rate, as the case may be, shall, in the absence of manifest error, be conclusive and binding.

           The term "PRIME RATE" shall mean that annual rate of interest designated by the Bank as its prime rate and which is changed by the Bank from time to time. The Bank's prime rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by the Bank to any of its customers. The Bank may make commercial loans at rates of interest at, above or below its prime rate.

           The term "LIBOR RATE" shall mean, with respect to any LIBOR Interest Period, the interest rate per annum conclusively determined by the Bank to be the per annum, rate (as adjusted for any applicable reserve requirements applicable to "eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Board of Governors (or any successor) which prescribes reserve requirements applicable to "eurocurrency liabilities" as presently defined in Regulation D, or any eurocurrency funding) at which deposits in immediately available funds in U.S. dollars are offered to the Bank (at such time as the Bank elects on the first day of such LIBOR Interest Period) by prime banks in the interbank eurodollar market selected by Bank for delivery on the first day of such LIBOR Interest Period in an amount equal to the principal amount of the corresponding LIBOR Balance for a period equal to the length of such LIBOR Interest Period.

           The term "LIBOR INTEREST PERIOD" shall mean a period commencing on the date upon which, pursuant to an Interest Notice, the LIBOR Balance begins to accrue interest at the LIBOR Rate (or, in the case of a rollover to a successive LIBOR Interest Period, the last day of the immediately preceding LIBOR Interest Period) and ending 30, 60, 90, 180 or 360 days (whichever is selected by the undersigned in the applicable Interest Notice) after the commencement date; provided, that, (i) any LIBOR Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day (unless such LIBOR Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding LIBOR Business Day); and (ii) any LIBOR Interest Period which begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall, subject to clause (i) above, end on the last LIBOR Business Day of a calendar month.

           The term "LIBOR BUSINESS DAY" shall mean a day on which dealings in U.S. dollars are carried out in the interbank eurodollar market selected by Bank.

           The term "INTEREST NOTICE" shall mean the written notice given by the undersigned of the Interest Option selected hereunder and specifying the amount of principal to bear interest at the rate selected.

           Subject to the provisions hereof, the undersigned shall have the option (an "INTEREST OPTION") exercisable from time to time to designate portions of the unpaid principal balance of this Note to bear interest at the Prime Rate (such portions being herein referred to as a "PRIME RATE BALANCE") or at the LIBOR Rate (such portions being referred to as a "LIBOR BALANCE"); provided, however, that no LIBOR Balance designated for any LIBOR Interest Period shall be less than $500,000. The Interest Option shall be exercisable, subject to the other limitations in this Note, by the undersigned only in the manner provided below:

                     (i) If the undersigned desires the initial Revolving Loan made hereunder, or a portion thereof, to be a LIBOR Balance, the undersigned shall give the Bank the initial Interest Notice and the initial amounts of the Prime Rate Balance and LIBOR Balance at least two (2) LIBOR Business Days prior to the date hereof. If the required Interest Notice shall not have been timely received by the Bank or the undersigned fails to designate all or any portion of the unpaid principal balance of this Note as either a Prime Rate Balance or a LIBOR Balance, the undersigned shall be deemed conclusively to have designated such amounts to be Prime Rate Balances and to have given the Bank notice of such designation.

                     (ii) At least two (2) LIBOR Business Days prior to the termination of any LIBOR Interest Period for a LIBOR Balance, the
           undersigned shall give the Bank an Interest Notice specifying the Interest Option which is to be applicable to such LIBOR Balance upon the expiration of such LIBOR Interest Period; provided, however, no Interest Option specifying an interest rate based on the LIBOR Rate shall end after the Termination Date. If the required Interest Notice shall not have been timely received by the Bank prior to the expiration of such LIBOR Interest Period, the undersigned shall be deemed conclusively to have designated such LIBOR Balance to become a Prime Rate Balance immediately upon the expiration of such LIBOR Interest Period and to have given the Bank notice of such designation.

                     (iii) The undersigned shall have the right to convert an eligible portion of the Prime Rate Balance to a LIBOR Balance by giving the Bank an Interest Notice of such designation at least two
           (2) LIBOR Business Days prior to the effective date of such exercise. An Interest Notice shall be irrevocable and binding on the undersigned and the undersigned shall indemnify Bank against any loss or expense incurred by Bank due to sums paid or payable to fund the LIBOR Balance when such LIBOR Balance is not made on such date.

           Each change in the interest rate applicable to the Prime Rate Balance or the LIBOR Balance shall become effective without prior notice to the undersigned automatically as of the opening of business on the date of such change in the Prime Rate or the LIBOR Rate, as the case may be; provided, that, the LIBOR Rate shall not change during any applicable LIBOR Interest

Period. Interest on this Note shall be calculated on the basis of a 360-day year for the actual number of days outstanding.

           If the Bank determines that deposits in U.S. dollars (in the applicable amounts) are not being offered to the Bank in the interbank eurodollar market selected by the Bank for such LIBOR Interest Period, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining a LIBOR Balance for the applicable LIBOR Interest Period, the Bank shall forthwith give notice thereof to the undersigned, whereupon until the Bank notifies the undersigned that such circumstances no longer exist, (i) the right of the undersigned to select an Interest Option based upon the LIBOR Rate shall be suspended, and (ii) each LIBOR Balance in effect shall thereupon automatically be converted into a Prime Rate Balance in accordance with the provisions hereof. If notice has been given by the Bank to the undersigned requiring a LIBOR Balance to be repaid or converted, then unless and until the Bank notifies the undersigned that the circumstances giving rise to such repayment or conversion no longer apply, the only Interest Option available shall be a rate based upon the Prime Rate. If the Bank notifies the undersigned that the circumstances giving rise to such repayment or conversion no longer apply, the undersigned may thereafter select a rate based upon the LIBOR Rate in accordance with the terms of this Note.

           If the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impractical for the Bank to make or maintain a LIBOR Balance, the Bank shall so notify the undersigned and any then-existing LIBOR Balance shall automatically convert to a Prime Rate Balance either (i) on the last day of the then-current LIBOR Interest Period applicable to such LIBOR Balance, if the Bank may lawfully continue to maintain and fund such LIBOR Balance to such day, or (ii) immediately, if the Bank may not lawfully continue to maintain such LIBOR Balance to such day.

           If either (i) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall subject the Bank to any tax (including without limitation any United States interest equalization or similar tax, however named), duty or other charge with respect to any LIBOR Balance, this Note or the Bank's obligation to compute interest on the principal balance of this Note at a rate based upon the LIBOR Rate, or shall change the basis of taxation of payments to the Bank of the principal of or interest on any LIBOR Balance or any other amounts due under this Note in respect of any LIBOR Balance or the Bank's obligation to compute the interest on the balance of this Note at a rate based upon the LIBOR Rate, or (ii) any governmental authority, central bank or other comparable authority shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System) other than as is included above, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank, or shall impose on the Bank (or its eurodollar lending office) or any relevant interbank eurodollar market any other condition affecting any LIBOR Balance, this Note or the Bank's obligation to compute the interest on the balance of this Note at a rate based upon the LIBOR Rate; and the result of any of the foregoing is to increase the cost to the Bank of maintaining any LIBOR Balance, or to reduce the amount of any sum received or receivable by the Bank under this Note by an amount deemed by the Bank to be material, then upon demand by the Bank, the undersigned shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction. The Bank will promptly notify the undersigned of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this paragraph. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

           The undersigned may not repay any LIBOR Balance or convert all or any portion of a LIBOR Balance to a Prime Rate Balance prior to the expiration of the applicable LIBOR Interest Period, unless (i) such repayment or conversion is specifically required by the terms of this Note, (ii) the Bank demands that such repayment or conversion be made, or (iii) the Bank, in its sole discretion, consents to such repayment or conversion. If for any reason any LIBOR Balance is repaid or converted prior to the expiration of the corresponding LIBOR Interest Period, the undersigned shall pay to the Bank on demand any amounts required to compensate the Bank for any losses, costs or expenses which it may incur as a result of such repayment or conversion. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

           This Note is secured by the Collateral described in the Agreement (including, without limitation, all Accounts, Chattel Paper, Documents, Equipment, Fixtures, Real Property, General Intangibles, Goods, Instruments and Inventory of North American Spring & Stamping Corp. (Delaware) and the undersigned), and reference is hereby made to the Agreement for, among other things, the conditions under which this Note may or must be paid in whole or in part prior to its due date or its due date accelerated. Bank is hereby granted a security interest in all property of the undersigned at any time in the possession of Bank or any Affiliate of Bank (or as to which Bank or any Affiliate of Bank at any time controls possession by documents or otherwise) and in all balances of deposit or other accounts (including, without limitation, an account evidenced by a certificate of deposit) of the undersigned from time to time with Bank or any Affiliate of Bank.

           If an Event of Default occurs and is not cured within the time, if any, provided for by the Agreement, or the undersigned or any indorser, guarantor or accommodation party (or any of them) fails to pay this Note or any Indebtedness when due (by demand, upon maturity, upon acceleration or otherwise), Bank may at its option and without prior notice to the undersigned or any indorser, guarantor or accommodation party (or any of them) exercise any one or more of the rights and remedies granted by the Agreement or any document contemplated thereby or given to a secured party under applicable law, including, without limitation, the right to accelerate this Note and any other Indebtedness and the right to sell or liquidate all or any portion of the Collateral, and may set off against the principal of and interest on this Note or against any other Indebtedness (i) any amount owing by Bank to the undersigned, (ii) any property of the undersigned at any time in the possession of Bank or any Affiliate of Bank, and
(iii) any amount in any deposit or other account (including, without limitation, an account evidenced by a certificate of deposit) of the undersigned with Bank or any Affiliate of Bank.

           If at any time the relevant Contract Rate exceeds the Legal Rate, the interest payable hereunder shall be computed upon the basis of the Legal Rate, but any subsequent reduction in the relevant Contract Rate shall not reduce the applicable interest rate hereunder below the Legal Rate until the aggregate amount of interest accrued and payable hereunder equals the total amount of interest which would have accrued hereunder if the applicable interest rate hereunder had been at all times computed solely on the basis of the relevant Contract Rate.

           No agreements, conditions, provisions or stipulations contained in this Note, or the default of the undersigned, or the exercise by the holder hereof of the right to accelerate the payment or the maturity of principal and interest, or to exercise any option whatsoever contained herein, or in any other agreements between the undersigned and Bank, or the arising of any contingency whatsoever, shall entitle the holder of this Note to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal law as now or as may hereinafter be in effect, including, as to article 5069-1.04 Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" (the "LEGAL RATE") and in no event shall the undersigned be obligated to pay interest exceeding such Legal Rate; and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the undersigned to pay a rate of interest exceeding the Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Legal Rate. In the event any interest is charged in excess of the Legal Rate (the "EXCESS"), the undersigned acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be first applied to reduce the principal then unpaid hereunder; second, applied to reduce any obligation for other Indebtedness of the undersigned to Bank; and third, returned to the undersigned, it being the intention of the parties hereto not to enter at any time into an usurious or other illegal relationship. The undersigned recognizes that such an unintentional result could inadvertently occur. By the execution of this Note, the undersigned covenants that (i) the credit or return of any Excess shall constitute the acceptance by the undersigned of such Excess, and (ii) the undersigned shall not seek or pursue any other remedy, legal or equitable, against Bank or any holder hereof based, in whole or in part, upon the charging or receiving of any interest in excess of the Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank or any holder hereof, all interest at any time contracted for, charged or received by Bank or any holder hereof, in connection with this Note, shall be amortized, prorated, allocated and spread in equal parts during the entire term of the Notes. For the sole purpose of computing the extent of the Indebtedness and obligations of the undersigned asserted hereunder by Bank or any holder hereof, the figures set forth herein and the provisions hereof shall be automatically recomputed by the undersigned, and by any court considering the same, to give effect to the adjustments or credits required by this paragraph. Except for any applicable unused line fees incurred pursuant to the terms of the Agreement, no interest shall accrue hereunder until the date of the first Revolving Loan made by Bank; thereafter, interest on all Revolving Loans shall accrue and be computed on the principal balance outstanding from time to time hereunder until the same is paid in full.

           All notices required or permitted under this Note shall be in writing and shall be deemed to have been delivered when delivered in accordance with the provisions of the Agreement.

           THE UNDERSIGNED AND ALL ACCOMMODATION PARTIES, GUARANTORS AND ENDORSERS, IF ANY, (I) WAIVE DEMAND AND NOTICE OF DEMAND, (II) WAIVE PRESENTMENT, NOTICE OF INTENTION TO DEMAND, PROTEST AND NOTICE OF PROTEST, NOTICE OF DISHONOR, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, AND ALL OTHER NOTICES OTHER THAN AS EXPRESSLY PROVIDED IN THE AGREEMENT, (III) AGREE THAT NO EXTENSION OR INDULGENCE TO THE UNDERSIGNED OR RELEASE OR NON-ENFORCEMENT OF ANY SECURITY, WHETHER WITH OR WITHOUT NOTICE, SHALL AFFECT THE OBLIGATIONS OF ANY ACCOMMODATION PARTY, GUARANTOR OR ENDORSER, AND (IV) AGREE TO REIMBURSE THE HOLDER OF THIS NOTE FOR ANY AND ALL COSTS AND EXPENSES INCURRED IN COLLECTING OR ATTEMPTING TO COLLECT ANY AND ALL PRINCIPAL AND INTEREST UNDER THIS NOTE (INCLUDING, BUT NOT LIMITED TO, COURT COSTS AND REASONABLE ATTORNEYS' FEES, WHETHER IN-HOUSE OR OUTSIDE COUNSEL IS USED AND WHETHER SUCH COSTS AND EXPENSES ARE INCURRED IN FORMAL OR INFORMAL COLLECTION ACTIONS, FEDERAL BANKRUPTCY PROCEEDINGS, APPELLATE PROCEEDINGS, PROBATE PROCEEDINGS, OR OTHERWISE).

           THIS NOTE SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW, BUT IN ANY EVENT CHAPTER 15 OF TITLE 79, VERNON'S TEXAS CIVIL STATUTES (AND AS THE SAME MAY BE INCORPORATED BY REFERENCE IN OTHER TEXAS STATUTES) SHALL NOT APPLY TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE.

           The indebtedness evidenced by this Note is in renewal, extension and modification, but not in extinguishment or novation, of the indebtedness evidenced by that certain Third Amended and Restated Revolving Credit Note, dated July 20, 1995, in the original principal amount of $10,000,000, executed by the undersigned and payable to the order of Bank, and the provisions of this Note are in renewal, extension, modification and replacement of the provisions of such note.

           This Note shall bind the undersigned and the undersigned's respective heirs, personal representatives, successors and assigns.

           IN WITNESS WHEREOF, the undersigned has executed this Note this 23 day of August, 1997.

                                 HILITE INDUSTRIES, INC.



                                 By: /S/ Daniel W. Brady
                                    -----------------------
                                    Daniel W. Brady
                                    Chief Executive Officer


DA972250118
082197 v4
316:3134-488

                            RATIFICATION OF GUARANTY


           This RATIFICATION OF GUARANTY ("RATIFICATION") is made as of the 23rd day of August, 1997 by NORTH AMERICAN SPRING & STAMPING CORP. (DELAWARE), a Delaware corporation ("OBLIGATED PARTY"), for the benefit of COMERICA BANK-TEXAS ("LENDER").

                                R E C I T A L S:

           WHEREAS, Lender has agreed to amend that certain Amended and Restated Secured Loan Agreement dated as of July 21, 1995 executed by and between Lender and Hilite Industries, Inc. ("BORROWER"), as amended by that certain First Amendment to Amended and Restated Secured Loan Agreement, effective as of June 30, 1997 (as amended, the "LOAN AGREEMENT") in order to, among other things, increase the amount of the Revolving Credit Commitment Amount and extend the Termination Date;

           WHEREAS, Lender has conditioned its obligation to amend the Loan Agreement on the Obligated Party's execution of this Ratification;

           NOW, THEREFORE, for and in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged and confessed, Obligated Party agrees as follows:

                              A G R E E M E N T S:

           1. Obligated Party ratifies and confirms that certain Guaranty dated as of July 21, 1995, executed by Obligated Party in favor of Lender
("GUARANTY"), and agrees that the Guaranty remains in full force and effect, continues to be legal, valid, binding, and enforceable in accordance with its terms, and guarantees the repayment of the Indebtedness (as defined in the Guaranty), including, without limitation all indebtedness arising under the Fourth Amended and Restated Revolving Credit Note, and all renewals, extensions, and modifications thereof, in accordance with, and to the extent of, the respective terms of the Guaranty.

           2. The Obligated Party hereby acknowledges, agrees, and represents that the Guaranty is a valid and subsisting agreement and that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty. The Obligated Party further agrees, acknowledges and represents that the Obligated Party has no claims, offsets or defenses or counterclaims arising from any of the Lender's acts or omissions or the Lender's performance under the Guaranty.

           3. The representations and warranties of Obligated Party contained in the Guaranty are true and correct representations of Obligated Party on and as of the date hereof as though made on and as the date hereof.

           4. The Obligated Party represents to Lender that Obligated Party is not in default under the terms of the Guaranty or any other agreement and that no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default under the terms of the Guaranty. Obligated Party further represents that it is in compliance in all material respects with all covenants and agreements contained in the Guaranty.

           5. To the extent the Obligated Party now has any claims, offsets, defenses, or counterclaims against the Lender or the repayment of the Guaranteed Indebtedness or any portion thereof, whether known or unknown, fixed or contingent, the same are hereby forever irrevocably waived and released in their entirety.

           6.  This  Ratification   shall  be  governed  by,  and  construed  in
accordance with, the laws of the State of Texas.

           7. THE GUARANTY AS RATIFIED BY THIS RATIFICATION REPRESENTS THE FINAL AGREEMENT BETWEEN OBLIGATED PARTY AND LENDER RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF OBLIGATED PARTY AND LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OBLIGATED PARTY AND LENDER.

           EXECUTED as of the 23rd day of August, 1997.


                                          OBLIGATED PARTY:

                                          NORTH AMERICAN SPRING &
                                          STAMPING CORP. (DELAWARE),
                                          a Delaware corporation


                                          By: /s/ Daniel W. Brady
                                             -----------------------
                                             Name: Daniel W. Brady
                                             Title:Chief Executive Officer

DA972330068
082297 v2
316:3134-488


                                      - 2 -